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                                   EXHIBIT 1

                             JOINT FILING AGREEMENT

     The undersigned hereby agree that they are filing this statement jointly pursuant to Rule 13d-1(f)(1). Each of them is responsible for the timely filing of such Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

Dated: April 14, 1999


                                   WASTE MANAGEMENT, INC.


                                   By:     /s/ BRYAN J. BLANKFIELD
                                      -----------------------------------------
                                        Name:  Bryan J. Blankfield
                                        Title: Vice President and
                                               Assistant Secretary



                                   WASTE MANAGEMENT HOLDINGS, INC.


                                   By:     /s/ BRYAN J. BLANKFIELD
                                      -----------------------------------------
                                        Name:  Bryan J. Blankfield
                                        Title: Vice President and
                                               Assistant Secretary


                                   WHEELABRATOR TECHNOLOGIES INC.


                                   By:     /s/ BRYAN J. BLANKFIELD
                                      -----------------------------------------
                                        Name:  Bryan J. Blankfield
                                        Title: Vice President and
                                               Assistant Secretary


                                   RESCO HOLDINGS INC.


                                   By:     /s/ BRYAN J. BLANKFIELD
                                      -----------------------------------------
                                        Name:  Bryan J. Blankfield
                                        Title: Vice President and
                                               Assistant Secretary


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